Exhibit 99.1

Citius Pharmaceuticals Executes Definitive Agreement to

Merge Wholly Owned Subsidiary with TenX Keane Acquisition to Form Publicly Listed Citius Oncology, Inc.

Citius Pharmaceuticals, Inc. to receive $675 million in equity of Citius Oncology, Inc. and retain approximately 90% majority control in publicly listed Citius Oncology, Inc. post transaction

Transaction anticipated to close in the first half of 2024

CRANFORD, N.J. and NEW YORK, N.Y., October 24, 2023 -- Citius Pharmaceuticals, Inc. (“Citius Pharma” or the “Company”) (Nasdaq: CTXR), a biopharmaceutical company developing and commercializing first-in-class critical care products, and TenX Keane Acquisition (“TenX”) (NASDAQ: TENKU), a publicly traded special purpose acquisition company (SPAC), today announced that they have entered into a definitive agreement, dated October 23, 2023, for a proposed merger of TenX and Citius Pharma’s wholly owned oncology subsidiary that will continue as a public company listed on the Nasdaq exchange. The newly combined public company will be named Citius Oncology, Inc. (“Citius Oncology”). Upon closing, pursuant to the terms of the merger agreement, Citius Pharma would receive 67.5 million shares in Citius Oncology at $10 per share and retain majority ownership of approximately 90%. The transaction has been approved by the Board of Directors of both companies and is expected to close in the first half of 2024.

CITIUS ONCOLOGY OVERVIEW

Citius Oncology will serve as a platform to develop and commercialize novel targeted oncology therapies. The company is seeking approval from the U.S. Food and Drug Administration (FDA) of LYMPHIR for an orphan indication in the treatment of persistent or recurrent cutaneous T-cell lymphoma (CTCL), a rare form of non-Hodgkin lymphoma. Management estimates the initial market for LYMPHIR currently exceeds $400 million, is growing and is underserved by existing therapies. If approved, LYMPHIR would be unique as the only IL-2 receptor targeted CTCL therapy, offering a novel option to patients cycling through multiple treatments. Robust intellectual property protections that span orphan drug designation, complex technology, trade secrets and pending patents for immuno-oncology use as a combination therapy with checkpoint inhibitors would further support Citius Oncology’s competitive positioning.

Preparations are underway for a Biologics License Application (BLA) resubmission in early 2024. If approved, LYMPHIR could be commercially available as early as the second half of 2024 for the treatment of CTCL. Additional value creating opportunities in larger markets include potential indications in peripheral T-cell lymphoma or as a combination therapy with CAR-T and PD-1 inhibitors, and in markets outside the U.S. Currently, two investigator-initiated trials are underway to explore LYMPHIR’s potential as an immuno-oncology combination therapy.

The transaction is expected to provide Citius Oncology with improved access to the public equity markets and thereby facilitate the commercialization of LYMPHIR and position the company to explore additional value creating opportunities more fully.

CITIUS PHARMA AND TENX COMMENTS

“We believe this transaction will allow us to unlock the value of LYMPHIR, and solidly position Citius Pharma to advance our diversified pipeline. This transaction will enable Citius Oncology, with access to the broader capital markets, to better support the successful commercialization of LYMPHIR, if approved, and explore additional potential targeted oncology therapies. Our majority ownership position and shared services agreement ensures that the Citius Pharma management team will remain fully engaged with the development and commercialization efforts at Citius Oncology. As previously announced, the Company is in the process of formulating a plan of distribution of a portion of the shares of Citius Oncology to its shareholders. At Citius Pharma, we intend to focus on completing the Mino-Lok trial and continuing to evaluate next steps with our Halo-Lido program,” stated Leonard Mazur, Chairman and CEO of Citius Pharma.

“We are very pleased to announce the proposed merger with Citius Oncology,” said Mr. Xiaofeng Yuan, Chairman and CEO of TenX. “After undertaking a comprehensive process with external advisors to explore and evaluate numerous potential business combination targets, our board and management team believe that this transaction with Citius Oncology represents the best opportunity to create substantial value for our stockholders. This business combination, if consummated, will result in TenX investors owning an equity stake in a company that is focused on developing and commercializing LYMPHIR to improve the lives of patients with CTCL and additional potential upside from combinations with other drugs as immuno-oncology therapies with even larger addressable markets. We are thrilled to support Citius Oncology at an inflection point in its development and to provide an avenue for Citius to expeditiously meet its development milestones.”

THE PROPOSED MERGER AGREEMENT

Pursuant to the proposed agreement, TenX will acquire Citius Pharma’s wholly owned subsidiary via a merger, with the newly combined publicly traded company to be named Citius Oncology, Inc. In the transaction, all shares of Citius Pharma’s wholly owned subsidiary would be converted into the right to receive common stock of Citius Oncology. As a result, upon closing, Citius Pharma would receive 67.5 million shares of common stock of Citius Oncology which, at an implied value of $10.00 per share, would be $675 million in equity of Citius Oncology, before fees and expenses. As part of the transaction, Citius Pharma will contribute $10 million in cash to Citius Oncology. An additional 12.75 million existing options will be assumed by Citius Oncology.

At closing, any cash remaining in TenX’s trust account along with the cash provided by Citius Pharma will be contributed to Citius Oncology to support ongoing operations and planned commercialization efforts. References to available cash from the TenX trust account and retained transaction proceeds are subject to any redemptions by the public stockholders of TenX and payment of transaction fees and expenses.

Upon closing, Citius Oncology will operate under a shared services agreement with Citius Pharma, with fees payable quarterly to Citius Pharma, for the services of several key members of the Citius Pharma team, led by Leonard Mazur, Chief Executive Officer, Jaime Bartushak, Chief Financial Officer and Dr. Myron Czuczman, Chief Medical Officer. Myron Holubiak will serve as Executive Vice Chairman of the Citius Oncology Board of Directors.

The transaction, which has been unanimously approved by both Boards of Directors of Citius Pharma and TenX, is subject to approval by stockholders of TenX and other customary closing conditions. Citius Pharma, as the sole holder of Citius Oncology common stock, has approved the transaction. The proposed business combination is expected to be completed in the first half of 2024.

A more detailed description of the transaction terms and a copy of the business combination agreement will be included in a Current Report on Form 8-K to be filed by each of Citius Pharma and TenX with the United States Securities and Exchange Commission (“SEC”). In connection with the transaction, TenX intends to file a registration statement (which will contain a proxy statement/prospectus) with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

CITIUS PHARMA AND TENX STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CITIUS PHARMA, TENX, CITIUS ONCOLOGY AND THE PROPOSED MERGER.

ADVISORS

Maxim Group LLC is acting as exclusive financial advisor to Citius Pharma and Newbridge Securities Corporation is acting as exclusive financial advisor to TenX. Wyrick Robbins Yates & Ponton LLP is acting as legal advisor to Citius Pharma. The Crone Law Group P.C. is acting as legal advisor to TenX.

IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

In connection with the proposed business combination, TenX intends to file a registration statement on Form S-4 that will include a proxy statement of TenX and a prospectus of Citius Oncology. The proxy statement/prospectus will be sent to all TenX stockholders. Before making any voting decision, securities holders of TenX are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TenX and Citius Pharma through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Citius Pharma may be obtained free of charge from Citius Pharma’s website at www.citiuspharma.com, or by written request to Citius Pharmaceuticals, Inc., 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016, Attention Chief Financial Officer. The documents filed by TenX may be obtained free of charge by written request to TenX Keane Acquisition, 420 Lexington Avenue, Suite 2446, New York, New York 10170.

PARTICIPANTS IN THE SOLICITATION

Citius Pharma and Tenx and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TenX’s shareholders in connection with the proposed transaction. Information regarding Citius Pharma’s directors and executive officers is available in its definitive proxy statement on Schedule 14A for the 2023 annual meeting of stockholders, which was filed with the SEC on December 22, 2022. Information about TenX’s directors and executive officers and their ownership of TenX’s securities is set forth in TenX’s filings with the SEC, including TenX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 17, 2023. To the extent that holdings of TenX’s securities have changed since the amounts printed in TenX’s Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons in respect of Citius Pharma and TenX should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

About Citius Oncology, Inc.

Citius Oncology is a late-stage pharmaceutical company focused on developing and commercializing targeted oncology therapies. Its strategy centers on achieving a market leading position by advancing innovative therapies with reduced development and clinical risks, and leveraging competitive advantages supported by intellectual property and regulatory exclusivity protection. This includes new formulations of previously approved drugs with substantial existing safety and efficacy data or expanded indications for approved therapies.

Citius Oncology’s lead product candidate is LYMPHIR, an engineered IL-2 diphtheria toxin fusion protein, for the treatment of patients with persistent or recurrent CTCL, a rare form of non-Hodgkin lymphoma. Management believes the market for LYMPHIR for CTCL, estimated to exceed $400 million, is attractive, growing and underserved by existing treatments. On July 28, 2023, the FDA issued a complete response letter (CRL) in response to the LYMPHIR BLA. The FDA is requiring enhanced product testing and additional controls agreed to with the FDA during the market application review. There were no concerns relating to the safety and efficacy of the clinical data package submitted with the BLA, or the proposed prescribing information. In September 2023, Citius Pharma announced that the FDA has agreed with the plans to address the requirements outlined in the CRL. This guidance has clarified the path forward in completing the necessary activities to support the resubmission of the BLA for LYMPHIR. The BLA resubmission is anticipated in early 2024.

Citius Oncology was founded in August 2021 as Citius Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Citius Pharma and began operations in April 2022. The corporate name was changed to Citius Oncology, Inc. in May 2023.

About Citius Pharmaceuticals, Inc.

Citius Pharma is a late-stage biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products, with a focus on oncology, anti-infectives in adjunct cancer care, unique prescription products, and stem cell therapies. The Company’s diversified pipeline includes two late-stage product candidates. Mino-Lok®, an antibiotic lock solution for the treatment of patients with catheter-related bloodstream infections, is enrolling patients in a Phase 3 Pivotal superiority trial and was granted Fast Track designation by the FDA. Citius Pharma is preparing to resubmit the Biologics License Application for LYMPHIR, a novel IL-2R immunotherapy for an initial indication in CTCL, in early 2024. LYMPHIR received orphan drug designation by the FDA for the treatment of CTCL and PTCL. At the end of March 2023, Citius Pharma completed enrollment in its Phase 2b trial of CITI-002 (Halo-Lido), a topical formulation for the relief of hemorrhoids. For more information, please visit www.citiuspharma.com.

About TenX Keane Acquisition

TenX Keane Acquisition is a blank check company, also commonly referred to as a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. TenX is led by Xiaofeng Yuan, Chairman and Chief Executive Officer, and Taylor Zhang, Chief Financial Officer, who are growth-oriented executives with a long track record of value creation across industries.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the products offered by Citius Pharma and Citius Oncology and the markets in which each operates, and Citius Pharma and Citius Oncology’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: Such statements are made based on our expectations and beliefs concerning future events impacting Citius Pharma. You can identify these statements by the fact that they use words such as “believe,” “anticipate,” “estimate,” “expect,” “plan,” “would,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Citius Pharma’s common stock; the risk that the transaction may not be completed by TenX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TenX; the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of TenX; the satisfaction of the minimum trust account amount following redemptions by TenX’s public stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the effect of the announcement or pendency of the transaction on Citius Pharma’s business relationships, performance, and business generally; risks that the proposed business combination disrupts current plans or operations of Citius Pharma; the outcome of any legal proceedings that may be instituted against Citius Pharma or TenX related to the business combination agreement or the proposed business combination; the ability to maintain the listing of TenX’s securities (which would be Citius Oncology securities) on Nasdaq after the closing of the transaction; after the closing of the transaction, the price of Citius Oncology’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Citius Oncology will operate, variations in performance across competitors, changes in laws and regulations affecting Citius Oncology’s business and changes in its capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities provided by the business combination; the cost and timing of the resubmission of the BLA for LYMPHIR; the FDA may not approve our BLA for LYMPHIR; our need for substantial additional funds; the estimated markets for our product candidates and the acceptance thereof by any market; our ability to commercialize our products if approved by the FDA; our dependence on third-party suppliers; the ability of our product candidates to impact the quality of life of our target patient populations; our ability to successfully undertake and complete clinical and non-clinical trials and the results from those trials for our product candidates; risks relating to the results of research and development activities, including those from existing and new pipeline assets; uncertainties relating to preclinical and clinical testing; the early stage of products under development; market and other conditions; our ability to attract, integrate, and retain key personnel; risks related to our growth strategy; patent and intellectual property matters; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis; our ability to procure cGMP commercial-scale supply; government regulation; competition; as well as other risks described in our SEC filings. These risks have been and may be further impacted by Covid-19 and global geopolitical events, such as the war in Ukraine and the Middle East. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings which are available on the SEC’s website at www.sec.gov, including in our Annual Report on Form 10-K for the year ended September 30, 2022, filed with the SEC on December 22, 2022 and updated by our subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Citius Pharmaceuticals Investor Contact:

Ilanit Allen

ir@citiuspharma.com

Citius Pharmaceuticals Media Contact:

STiR-communications

Greg Salsburg

Greg@STiR-communications.com

TenX Contact

Taylor Zhang

target@TenXkeane.com

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